Schedule of Investments (unaudited)
June 30, 2026
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 Templeton International Insights ETF

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.9%
Communication Services — 2.1%
Diversified Telecommunication Services — 1.1%
Deutsche Telekom AG, Registered Shares	2,439	$66,506
Interactive Media & Services — 1.0%
Tencent Holdings Ltd.	1,100	60,288

Total Communication Services		126,794
Consumer Discretionary — 10.6%
Automobiles — 3.0%
BYD Co. Ltd., Class H Shares	6,800	62,823
Toyota Motor Corp.	6,800	114,013
Total Automobiles		176,836
Broadline Retail — 2.4%
Alibaba Group Holding Ltd.	5,000	59,200
JD.com Inc., ADR	3,284	83,677
Total Broadline Retail		142,877
Specialty Retail — 1.3%
JD Sports Fashion PLC	65,734	73,914
Textiles, Apparel & Luxury Goods — 3.9%
adidas AG	793	162,651
LVMH Moet Hennessy Louis Vuitton SE	119	65,863
Total Textiles, Apparel & Luxury Goods		228,514

Total Consumer Discretionary		622,141
Consumer Staples — 5.4%
Beverages — 3.6%
Diageo PLC, ADR	1,100	88,418
Heineken NV	1,459	122,770
Total Beverages		211,188
Personal Care Products — 1.8%
Unilever PLC	1,754	105,400

Total Consumer Staples		316,588
Energy — 5.3%
Oil, Gas & Consumable Fuels — 5.3%
BP PLC	28,686	177,841
Shell PLC	3,356	130,643

Total Energy		308,484
Financials — 24.3%
Banks — 13.6%
HDFC Bank Ltd., ADR	4,959	128,091
ING Groep NV	5,487	173,582
Japan Post Bank Co. Ltd.	4,900	92,347
Mizuho Financial Group Inc.	1,300	61,934
Royal Bank of Canada	876	181,331
Standard Chartered PLC	5,749	155,736
Total Banks		793,021
Capital Markets — 6.5%
Daiwa Securities Group Inc.	8,400	82,463
Euronext NV	914	146,297 (a)
See Notes to Schedule of Investments.

Templeton International Insights ETF 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
June 30, 2026
 Templeton International Insights ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Capital Markets — continued
UBS Group AG, Registered Shares	3,104	$153,834
Total Capital Markets		382,594
Insurance — 4.2%
AIA Group Ltd.	11,800	107,511
Manulife Financial Corp.	3,384	137,197
Total Insurance		244,708

Total Financials		1,420,323
Health Care — 8.2%
Pharmaceuticals — 8.2%
AstraZeneca PLC	1,274	238,419
Novo Nordisk A/S, Class B Shares	2,444	117,602
Sanofi SA	1,468	126,012

Total Health Care		482,033
Industrials — 12.8%
Building Products — 1.7%
Cie de Saint-Gobain SA	1,103	99,825
Construction & Engineering — 2.0%
Vinci SA	801	117,037
Electrical Equipment — 3.1%
Mitsubishi Electric Corp.	3,000	108,464
Siemens Energy AG	394	74,686
Total Electrical Equipment		183,150
Machinery — 6.0%
CNH Industrial NV	7,855	88,212
Daimler Truck Holding AG	1,903	91,815
Ebara Corp.	2,900	111,628
IHI Corp.	3,400	56,724
Total Machinery		348,379

Total Industrials		748,391
Information Technology — 15.8%
Semiconductors & Semiconductor Equipment — 8.8%
Infineon Technologies AG	1,933	180,490
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	696	332,389
Total Semiconductors & Semiconductor Equipment		512,879
Technology Hardware, Storage & Peripherals — 7.0%
Samsung Electronics Co. Ltd., GDR	76	409,640

Total Information Technology		922,519
Materials — 8.3%
Chemicals — 1.8%
Akzo Nobel NV	1,531	103,868
Construction Materials — 2.0%
CRH PLC	1,100	117,700
Containers & Packaging — 2.0%
Smurfit Westrock PLC	2,559	118,379
Metals & Mining — 2.5%
Norsk Hydro ASA	10,177	92,355
See Notes to Schedule of Investments.

Templeton International Insights ETF 2026 Quarterly Report

 Templeton International Insights ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Metals & Mining — continued
Rio Tinto PLC		549	$51,895
Total Metals & Mining			144,250

Total Materials			484,197
Utilities — 5.1%
Electric Utilities — 3.0%
SSE PLC		5,367	173,525
Multi-Utilities — 2.1%
Veolia Environnement SA		2,949	122,861

Total Utilities			296,386
Total Investments before Short-Term Investments (Cost — $4,948,225)			5,727,856
	Rate
Short-Term Investments — 2.0%
Franklin Institutional U.S. Government Money Market Fund, Class A Shares (Cost — $116,648)	3.545%	116,648	116,648 (b)(c)
Total Investments — 99.9% (Cost — $5,064,873)			5,844,504
Other Assets in Excess of Liabilities — 0.1%			3,400
Total Net Assets — 100.0%			$5,847,904

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Rate shown is one-day yield as of the end of the reporting period.
(c)
In this instance, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2026, the total market value of investments in Affiliated Companies was $116,648 and the cost was $116,648 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
GDR	—	Global Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual shareholder report.
See Notes to Schedule of Investments.

Templeton International Insights ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Templeton International Insights ETF (the “Fund”) is a separate non-diversified investment series of Franklin Templeton ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on October 21, 2025.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from

Templeton International Insights ETF 2026 Quarterly Report

market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,727,856	—	—	$5,727,856
Short-Term Investments†	116,648	—	—	116,648
Total Investments	$5,844,504	—	—	$5,844,504

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended June 30, 2026. The following transactions were effected in such company for the period ended June 30, 2026.

	Affiliate Value at March 31, 2026	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Franklin Institutional U.S. Government Money Market Fund, Class A Shares	$192,956	$175,407	175,407	$251,715	251,715

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2026
Franklin Institutional U.S. Government Money Market Fund, Class A Shares	—	$1,414	—	$116,648

Templeton International Insights ETF 2026 Quarterly Report